                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $235,532,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NCB

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               DEUTSCHE BANK, NA
                                    TRUSTEE

                               NOVEMBER 14, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                  MLMI 2005-NCB
                                      TOTAL

TOTAL NUMBER OF LOANS                                                      4,650
TOTAL LOAN BALANCE                                                   247,933,098
AVERAGE LOAN BALANCE                                                      53,319
WA CLTV (W/O SILENT SECONDS)                                              99.87%
WAC                                                                       10.17%
WA FICO                                                                      661
WALA                                                                           6
WAM                                                                          347
FXD RATE                                                                   0.00%
IOS                                                                        0.00%
MH                                                                         0.00%
1ST LIEN                                                                   0.00%
2ND LIEN                                                                 100.00%
OCCUPANCY--OO                                                             99.35%
DOC TYPE--FULL/ALTERNATIVE                                                48.20%
STATED DOC                                                                49.34%
CASH OUT REFI                                                             12.66%
PURCHASE                                                                  83.99%

LOANS WITH SILENT SECONDS :
% of Portfolio w/ SS                                                       0.00%
$ amount                                                                       -
# of First Liens w/  SS                                                        -

CLTV of Total Portfolio (that includes silent 2nds)                       99.87%

CALIFORNIA                                                                45.24%
PREPAY PENALTIES                                                          70.63%
PRE-FUNDING BALANCE
EXPECTED FINAL POOL

MORTGAGE RATES

MORTGAGE RATES                                             BALANCE          %
--------------                                             -------         ----
4.500% to 4.999%
5.000% to 5.499%
5.500% to 5.999%
6.000% to 6.499%                                             150,306      0.0006
6.500% to 6.999%                                             206,683        0.08
7.000% to 7.499%                                           1,697,508        0.68
7.500% to 7.999%                                          20,458,429        8.25
8.000% to 8.499%                                          22,931,841        9.25
8.500% to 8.999%                                          69,756,232       28.14
9.000% to 9.499%                                          44,123,456        17.8
9.500% to 9.999%                                          47,222,083       19.05
10.000% to 10.499%                                        25,773,229        10.4
10.500% to 10.999%                                        12,307,443        4.96
11.000% to 11.499%                                         2,865,673        1.16
11.500% to 11.999%                                           440,214        0.18
12.000% to 12.499%
12.500% to 12.999%
13.000% to 13.499%
13.500% to 13.999%
14.000% to 14.499%
14.500% to 14.999%
15.000% to 15.499%
16.500% to 16.999%
                                                        ------------     -------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     =======

CLTV WITHOUT SILENT SECONDS

CLTV WITHOUT SILENT SECONDS                                BALANCE          %
---------------------------                                -------         ----
10.01% to 20.00%
30.01% to 40.00%
40.01% to 50.00%
50.01% to 55.00%
55.01% to 60.00%
60.01% to 65.00%
65.01% to 70.00%
70.01% to 75.00%
75.01% to 80.00%                                              51,885      0.0002
80.01% to 85.00%                                              49,811        0.02
85.01% to 90.00%                                             245,752         0.1
90.01% to 95.00%                                           4,478,923        1.81
95.01% to 100.00%                                        243,106,727       98.05
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

CREDIT SCORES

CREDIT SCORES                                              BALANCE          %
-------------                                              -------         ----
560 to 579                                                   936,256      0.0038
580 to 599                                                13,367,947        5.39
600 to 619                                                22,315,387           9
620 to 639                                                40,758,572       16.44
640 to 659                                                52,967,937       21.36
660 to 679                                                44,493,527       17.95
680 to 699                                                30,245,792        12.2
700 to 719                                                20,487,151        8.26
720 to 739                                                10,812,470        4.36
740 to 759                                                 5,953,103         2.4
760 >=                                                     5,594,956        2.26
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

DTI

DTI                                                        BALANCE          %
---                                                        -------         ----
0.00% or less                                               $110,260       0.04%
0.01% to 5.00%                                               214,226        0.09
5.01% to 10.00%                                              592,151        0.24
10.01% to 15.00%                                           1,798,289        0.73
15.01% to 20.00%                                           4,864,739        1.96
20.01% to 25.00%                                           9,147,253        3.69
25.01% to 30.00%                                          22,815,647         9.2
30.01% to 35.00%                                          41,295,706       16.66
35.01% to 40.00%                                          66,456,175        26.8
40.01% to 45.00%                                          99,380,508       40.08
45.01% to 50.00%                                           1,258,144        0.51
50.01% to 55.00%
55.01% to 60.00%
60.01% to 65.00%
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

LOAN BALANCE

LOAN BALANCE                                               BALANCE          %
------------                                               -------         ----
$50,000 or less                                          $84,100,539      33.92%
$50,001 to $100,000                                      121,970,199       49.19
$100,001 to $150,000                                      40,536,849       16.35
$150,001 to $200,000                                       1,325,510        0.53
$200,001 to $250,000
$450,001 to $500,000
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

OCCUPANCY

OCCUPANCY                                                  BALANCE          %
---------                                                  -------         ----
Primary                                                 $246,329,478      99.35%
Investment
Second Home                                                1,603,619        0.65
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

ORIGINAL TERM

ORIGINAL TERM                                              BALANCE          %
-------------                                              -------         ----
116 to 120
176 to 180                                                $1,727,696       0.70%
236 to 240                                                11,684,411        4.71
356 to 360                                               234,520,990       94.59
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

LOAN PURPOSE

LOAN PURPOSE                                               BALANCE          %
------------                                               -------         ----
Purchase                                                $208,237,208      83.99%
Refinance - Rate Term                                      8,312,156        3.35
Refinance - Cashout                                       31,383,733       12.66
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

PRODUCT TYPE

PRODUCT TYPE

PRODUCT TYPE                                               BALANCE          %
------------                                               -------         ----
Fixed Rate                                              $247,933,098     100.00%
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

OCCUPANCY

OCCUPANCY                                                  BALANCE          %
---------                                                  -------         ----
Primary                                                 $246,329,478      99.35%
Second Home                                                1,603,619        0.65
Investment
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

LOAN TYPE

LOAN TYPE                                                  BALANCE          %
---------                                                  -------         ----
Fixed Rate                                              $247,933,098     100.00%
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

INTEREST ONLY TERM

INTEREST ONLY TERM                                         BALANCE          %
------------------                                         -------         ----
Non IO                                                  $247,933,098     100.00%
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

HYBRID TYPES

HYBRID TYPES                                               BALANCE          %
------------                                               -------         ----
Fixed - 10 Year
Fixed - 15 Year                                            1,727,696       0.007
Fixed - 20 Year                                           11,684,411        4.71
Fixed - 30 Year                                          234,520,990       94.59
Balloon Loans
B15/25
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

PROPERTY TYPE

PROPERTY TYPE                                              BALANCE          %
-------------                                              -------         ----
Single Family Residence                                 $174,566,129      70.41%
Planned Unit Development                                  37,265,750       15.03
Condo                                                     26,886,320       10.84
2-4 Family                                                 9,214,898        3.72
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

DOCUMENTATION

DOCUMENTATION                                              Balance          %
-------------                                              -------         ----
Stated                                                  $122,341,138      49.34%
Full                                                     119,503,680       48.20
Limited                                                    6,088,280        2.46
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

LIEN

LIEN                                                       BALANCE          %
----                                                       -------         ----
2nd Lien                                                $247,933,098     100.00%
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

MORTGAGE INSURANCE

MORTGAGE INSURANCE                                         BALANCE          %
------------------                                         -------         ----
No Insurance                                            $247,933,098     100.00%
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

ORIGINATORS

ORIGINATORS                                                BALANCE          %
-----------                                                -------         ----
New Century                                             $247,933,098     100.00%
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

SERVICERS

SERVICERS                                                  BALANCE          %
---------                                                  -------         ----
WILSHIRE                                                $247,933,098     100.00%
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======

STATE

STATE                                                      BALANCE          %
-----                                                      -------         ----
Alabama                                                     $409,301       0.17%
Alaska                                                       651,671        0.26
Arizona                                                    6,893,937        2.78
Arkansas                                                   1,008,142        0.41
California                                               112,154,449       45.24
Colorado                                                   5,791,641        2.34
Connecticut                                                1,685,161        0.68
Delaware                                                      82,477        0.03
District of Columbia                                         458,915        0.19
Florida                                                   17,288,166        6.97
Georgia                                                    1,910,014        0.77
Hawaii                                                     4,825,259        1.95
Idaho                                                      1,475,373         0.6
Illinois                                                   8,696,506        3.51
Indiana                                                    1,292,217        0.52
Iowa                                                         556,310        0.22
Kansas                                                       126,372        0.05
Kentucky                                                     413,519        0.17
Louisiana                                                    295,936        0.12
Maine                                                        557,309        0.22
Maryland                                                   3,615,253        1.46
Massachusetts                                              6,251,268        2.52
Michigan                                                   2,279,321        0.92
Minnesota                                                  3,663,591        1.48
Mississippi                                                  142,937        0.06
Missouri                                                     703,517        0.28
Montana                                                      293,257        0.12
Nebraska                                                     643,736        0.26
Nevada                                                     8,600,018        3.47
New Hampshire                                              1,089,587        0.44
New Jersey                                                 5,487,735        2.21
New Mexico                                                 1,512,797        0.61
New York                                                  11,317,276        4.56
North Carolina                                             1,454,199        0.59
North Dakota                                                 211,025        0.09
Oklahoma                                                     606,489        0.24
Oregon                                                     3,899,275        1.57
Pennsylvania                                               1,617,593        0.65
Rhode Island                                                 917,254        0.37
South Carolina                                               836,194        0.34
South Dakota                                                 234,286        0.09
Tennessee                                                  3,759,455        1.52
Texas                                                      7,515,489        3.03
Utah                                                       1,887,921        0.76
Vermont                                                       43,997        0.02
Virginia                                                   2,621,769        1.06
Washington                                                 8,055,755        3.25
West Virginia                                                263,670        0.11
Wisconsin                                                  1,684,823        0.68
Wyoming                                                      150,938        0.06
                                                        ------------     ------
TOTAL:                                                  $247,933,098     100.00%
                                                        ============     ======